Exhibit 32


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Integrated Performance Systems, Inc. (the "Company") on Form 10-QSB for the period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Ronald Allen, Chief Executive Officer and Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C.
 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

       Date: October 30, 2003

                                    /s/ D. Ronald Allen
                                    ----------------------------------------
                                    D. Ronald Allen, Chief Executive Officer
                                    and Chief Financial Officer